Exhibit 32.2 Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual  Report on Form 10-KSB of Citizens First Corporation (the "Company") for the  period ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Matthew Todd Kanipe, Executive Vice President, Credit Administration and Finance, of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By:  /s/M. Todd Kanipe
        ----------------------------
            M. Todd Kanipe
            Executive Vice President, Credit Administration and Finance (Principal Financial Officer)

Date:  March 28, 2008